UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

The Putnam Fund for Growth and Income

Semiannual report 4|30|11

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VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Semiannual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing capital growth for over 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors had been urging Putnam to introduce a stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear markets of 2000–2002 and 2007–2009.

True to its roots, the fund continues to focus on long-term growth opportunities among large companies, with appropriate attention to managing downside risk.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing.

Growth of a $10,000 investment since fund inception, 11/6/57, through 4/30/11

Class A shares before sales charge. Plotted on a logarithmic scale so that comparable percentage changes appear similar.

$2,810,800
11.12%
annualized return at NAV
$1,000,000
$100,000
$10,000
$10,000
Through more than 50 years of up and down markets, the fund has maintained its focus on seeking opportunities for investors.
1957 Soviets launch Sputnik
1959 Hawaii becomes 50th U.S. state
1969 Astronauts land on the moon
1973 Oil embargo leads to record-high oil prices and gas rationing
1989 Collapse of Berlin Wall
1993 First Web browser introduced
2000 Nasdaq peaks at over 5000
2003 Iraq War begins
2008 Global economic downturn sends markets tumbling

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. The period illustrated is longer than the investment horizon of many investors.

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Had the 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Robert D. Ewing, CFA

Robert, for the six-month period, the fund performed well relative to its benchmark and Lipper peer group. What contributed to its results?

First, the strength of the financial markets was helpful. We saw solid performance from stocks overall despite a series of events that caused significant short-term market turbulence. Second, the fund performed well because of our pro-cyclical focus. We favored sectors that tend to do well in a recovering economy, and this strategy proved beneficial.

Which areas of the market were beneficial for investors?

The three sectors that performed best were energy, industrials, and basic materials. If we had not been focused on these areas during the period, we would not have been able to outperform our benchmark. However, stock selection within these sectors was more of a challenge because of rising commodity prices, and oil in particular. Depending on the industry, a cyclical stock can be hurt by rising energy prices. For example, airline and automotive stocks are both cyclical and tend do well when the economy strengthens. However, both industries struggle when oil prices spike, as consumers cut back on airline travel and auto purchases. In addition, energy stocks tend to be good investments when they are cheap and when commodity prices are below long-term trend. These stocks become more risky when commodity prices go above long-term trend. As a result of these challenges, our stock selection in some cyclical sectors dampened returns somewhat.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

This was a volatile six months for the financial markets. Can you tell us about conditions for investors?

The stock market demonstrated great resilience during a challenging period. Among the events that posed a threat to investor confidence were a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from its sovereign debt crisis. While these events caused sharp declines in financial markets worldwide, U.S. stocks recovered quickly and delivered gains for the six-month period.

At the same time, the U.S. economic recovery continued to gain traction. I believe one of the most compelling features of the recovery has been the profitability of U.S. businesses. Corporate earnings have continued to exceed expectations, and business leaders have been emboldened by this. For example, we have seen an increase in stock buybacks as well as mergers and acquisitions, which can be exciting developments for investors.

Within the fund’s portfolio, what strategies or stocks drove returns for the period?

The top-performing fund holding was Exxon Mobil, a stock that advanced considerably as oil prices rose. We maintained an overweight position in this stock relative to our benchmark index, which helped the fund’s relative performance. Within the oil industry, particularly when prices are volatile, owning larger, integrated energy companies such as Exxon Mobil can be beneficial because they tend to have stronger balance sheets and more diversified business models.

As active fund managers, we have the flexibility to not own a stock that is included in our benchmark index — or to own less of it than the index. A top contributor to performance during the period was our decision to not hold the stock of Berkshire Hathaway, the holding company engaged in a diverse range of businesses under the leadership of CEO Warren Buffet. The stock struggled due to weakness in the insurance industry as well as the company’s unexpected announcement that

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

David Sokol, a key executive considered to be a potential successor to Buffet, was resigning.

Also helping to drive performance was our decision to own a stock that was not in our benchmark — Covidien, a medical equipment and supply company. The company recently reported stronger-than-expected quarterly results, due to a slight increase in demand for medical products. The stock was attractively priced when I added it to the portfolio, and the company has continued to demonstrate respectable earnings growth.

What are some stocks that held back performance?

The stock of Cisco Systems was the largest detractor for the period. Cisco, a provider of computer networking systems, has reported disappointing results for several consecutive quarters, due to a number of issues, including declining sales in its core switching and router businesses. We have seen a deceleration in its business, particularly in the public sector and government markets. The company, which in my view has not been as nimble as it should be, has begun to make changes in its organizational structure that I think should be beneficial. In addition, I believe Cisco has now set investor expectations at an appropriate level, and I continued to hold this stock in the portfolio at period-end.

Another detractor for the fund — and a stock that is not in our benchmark index — was computer hardware company Hewlett-Packard. The stock has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. The fund still held Hewlett-Packard at the close of the period because I believe it continues to offer long-term appreciation potential at an attractive price. Another detractor that I chose to keep

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

in the portfolio was insurance company Aflac. This stock struggled as investors became concerned about its exposure to European debt instruments. Also, with a significant portion of Aflac’s business in Japan, investors worried that the catastrophic events there would have a negative impact on sales growth.

What is your investment strategy, and how do you choose stocks for the fund?

We look for capital appreciation by investing in stocks that are generally thought of as being less expensive than the overall market. Tactically, my approach has several components. I look for stocks that I believe are inexpensive. I also look for stocks that have good fundamental stories that offer a potential catalytic event, such as a new product or a merger. And the hope is that, through rigorous fundamental research, we learn something about these companies that other investors haven’t discovered. Our goal is to have a more complete research mosaic than our competitors.

Can you tell us about the fund’s recent dividend increase?

The fund’s dividend rate increased by 13.8%, from $0.029 to $0.033 per class A share. This is due to the fact that several of the companies in the fund’s portfolio have continued to recover and have increased their dividend rates. Other share classes had similar increases.

What is your outlook for the markets and the fund?

I would characterize my outlook as constructive and pro-cyclical. I believe we will continue to see a slow but self-sustaining global economic recovery. As a result, in my view, cyclical stocks — those that thrive in an improving economic environment — should continue to offer attractive investment

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

potential. Within this context, I am finding opportunities in areas where there is some controversy, such as the health-care, energy, and financials sectors. And because volatility has been a durable feature of the financial markets in the past few years, I continue to take a risk-conscious approach. We have many tools to help us examine risks in many different dimensions, and we believe that diligent risk management will ultimately reward our shareholders, especially in challenging markets.

Thank you, Robert, for this update.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.12%	11.00%	10.11%	10.11%	10.29%	10.29%	10.39%	10.32%	10.84%	11.21%

10 years	20.10	13.22	11.32	11.32	11.32	11.32	14.22	10.23	17.16	23.12
Annual average	1.85	1.25	1.08	1.08	1.08	1.08	1.34	0.98	1.60	2.10

5 years	0.64	–5.14	–3.10	–4.51	–3.10	–3.10	–1.86	–5.29	–0.58	1.87
Annual average	0.13	–1.05	–0.63	–0.92	–0.63	–0.63	–0.37	–1.08	–0.12	0.37

3 years	5.90	–0.16	3.54	0.54	3.54	3.54	4.40	0.75	5.10	6.69
Annual average	1.93	–0.05	1.17	0.18	1.17	1.17	1.45	0.25	1.67	2.18

1 year	15.52	8.90	14.61	9.61	14.66	13.66	14.99	10.98	15.24	15.78

6 months	17.50	10.71	16.97	11.97	16.98	15.98	17.19	13.11	17.28	17.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance benefited from receipt of an Enron class action settlement pertaining to investments made prior to 2002.

Performance benefited from receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 4/30/11

		Lipper Large-Cap Value Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	—†

10 years	52.49%	40.05%
Annual average	4.31	3.35

5 years	7.20	6.20
Annual average	1.40	1.14

3 years	–0.33	–0.04
Annual average	–0.11	–0.06

1 year	15.24	14.48

6 months	17.29	16.48

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/11, there were 537, 512, 475, 407, and 228 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.072		$0.022	$0.022	$0.039		$0.055	$0.089

Capital gains	—		—	—	—		—	—

Total	$0.072		$0.022	$0.022	$0.039		$0.055	$0.089

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/10	$12.56	$13.33	$12.34	$12.51	$12.46	$12.91	$12.50	$12.59

4/30/11	14.68	15.58	14.41	14.61	14.56	15.09	14.60	14.71

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	0.79%	0.74%	0.08%	0.08%	0.33%	0.32%	0.55%	1.03%

Current 30-day SEC yield [2]	N/A	0.68%	-0.01%	-0.01%	N/A	0.23%	0.48%	0.96%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.09%	10.96%	10.08%	10.08%	10.25%	10.25%	10.36%	10.28%	10.80%	11.17%

10 years	23.39	16.32	14.38	14.38	14.40	14.40	17.39	13.30	20.32	26.48
Annual average	2.12	1.52	1.35	1.35	1.35	1.35	1.62	1.26	1.87	2.38

5 years	0.09	–5.68	–3.65	–5.05	–3.65	–3.65	–2.38	–5.81	–1.18	1.32
Annual average	0.02	–1.16	–0.74	–1.03	–0.74	–0.74	–0.48	–1.19	–0.24	0.26

3 years	9.10	2.81	6.64	3.64	6.60	6.60	7.50	3.77	8.21	9.91
Annual average	2.95	0.93	2.17	1.20	2.15	2.15	2.44	1.24	2.67	3.20

1 year	14.20	7.66	13.35	8.35	13.34	12.34	13.66	9.64	13.91	14.55

6 months	17.71	10.91	17.35	12.35	17.27	16.27	17.49	13.38	17.58	17.91

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 4/30/11	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.88	$9.90	$9.90	$8.56	$7.22	$4.53

Ending value (after expenses)	$1,175.00	$1,169.70	$1,169.80	$1,171.90	$1,172.80	$1,176.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.46	$9.20	$9.20	$7.95	$6.71	$4.21

Ending value (after expenses)	$1,019.39	$1,015.67	$1,015.67	$1,016.91	$1,018.15	$1,020.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/11 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (3.6%)
Embraer SA ADR (Brazil)	394,300	$12,806,864

General Dynamics Corp.	309,800	22,559,636

Honeywell International, Inc.	623,100	38,152,413

Huntington Ingalls Industries, Inc. †	109,050	4,362,000

L-3 Communications Holdings, Inc.	368,400	29,541,996

Northrop Grumman Corp.	725,800	46,168,138

Precision Castparts Corp.	90,200	13,937,704

Raytheon Co.	204,400	9,923,620

Safran SA (France)	163,550	6,366,314

United Technologies Corp.	128,200	11,484,156

		195,302,841
Airlines (0.5%)
Delta Air Lines, Inc. †	1,541,000	15,995,580

United Continental Holdings, Inc. † S	490,500	11,193,210

		27,188,790
Automobiles (0.4%)
Dongfeng Motor Group Co., Ltd. (China)	2,798,000	4,388,093

Ford Motor Co. †	292,500	4,524,975

General Motors Co. †	383,700	12,312,933

		21,226,001
Beverages (0.5%)
Coca-Cola Co. (The)	237,600	16,028,496

Coca-Cola Enterprises, Inc.	392,700	11,156,607

		27,185,103
Biotechnology (0.4%)
Amgen, Inc. †	410,800	23,353,980

		23,353,980
Building products (0.3%)
Masco Corp. S	498,900	6,695,238

Owens Corning, Inc. † S	213,100	8,063,704

		14,758,942
Capital markets (3.8%)
Bank of New York Mellon Corp. (The)	1,571,200	45,501,952

Goldman Sachs Group, Inc. (The)	359,493	54,287,038

KKR & Co. LP	949,377	18,000,188

Morgan Stanley	1,505,900	39,379,285

State Street Corp.	986,400	45,916,920

		203,085,383
Chemicals (2.2%)
CF Industries Holdings, Inc.	39,900	5,647,845

Dow Chemical Co. (The) S	957,400	39,243,826

E.I. du Pont de Nemours & Co.	377,700	21,449,583

Huntsman Corp.	1,359,200	28,339,320

LyondellBasell Industries NV Class A (Netherlands) †	493,200	21,947,400

		116,627,974
Commercial banks (4.4%)
Barclays PLC (United Kingdom)	1,081,523	5,123,491

First Horizon National Corp. S	932,300	10,208,685

PNC Financial Services Group, Inc.	516,400	32,192,376

COMMON STOCKS (98.1%)* cont.	Shares	Value

Commercial banks cont.
SunTrust Banks, Inc.	946,200	$26,673,378

U.S. Bancorp	1,167,100	30,134,522

Wells Fargo & Co.	4,439,079	129,221,590

		233,554,042
Communications equipment (2.1%)
Cisco Systems, Inc.	2,935,557	51,548,381

Harris Corp. S	336,200	17,862,306

Motorola Solutions, Inc.	173,842	7,975,871

Qualcomm, Inc.	591,500	33,620,860

		111,007,418
Computers and peripherals (2.0%)
Hewlett-Packard Co.	1,674,700	67,607,639

SanDisk Corp. †	524,500	25,773,930

Seagate Technology †	705,600	12,432,672

		105,814,241
Construction and engineering (0.5%)
Fluor Corp. S	157,000	10,980,580

KBR, Inc.	366,480	14,061,838

		25,042,418
Consumer finance (0.4%)
Discover Financial Services	764,900	19,000,116

		19,000,116
Diversified consumer services (0.3%)
Apollo Group, Inc. Class A †	415,000	16,612,450

		16,612,450
Diversified financial services (6.9%)
Bank of America Corp.	9,395,494	115,376,666

Citigroup, Inc. †	13,252,800	60,830,352

JPMorgan Chase & Co.	4,215,582	192,357,007

		368,564,025
Diversified telecommunication services (4.4%)
AT&T, Inc.	3,025,200	94,144,224

Verizon Communications, Inc.	3,802,659	143,664,457

		237,808,681
Electric utilities (2.0%)
American Electric Power Co., Inc.	592,948	21,630,743

Edison International	613,300	24,084,291

Entergy Corp.	308,915	21,537,554

Great Plains Energy, Inc. S	811,841	16,707,688

NV Energy, Inc.	390,800	5,936,252

PPL Corp.	613,500	16,828,305

		106,724,833
Electrical equipment (0.9%)
China Ming Yang Wind Power Group, Ltd. ADS (China) † S	279,351	2,405,212

Emerson Electric Co.	718,000	43,625,680

		46,030,892
Electronic equipment, instruments, and components (0.2%)
Jabil Circuit, Inc.	208,137	4,129,438

Yokogawa Electric Corp. (Japan)	654,221	5,312,401

		9,441,839

COMMON STOCKS (98.1%)* cont.	Shares	Value

Energy equipment and services (2.7%)
Halliburton Co. S	200,600	$10,126,288

Helix Energy Solutions Group, Inc. †	601,000	11,376,930

National Oilwell Varco, Inc.	511,600	39,234,604

Schlumberger, Ltd.	565,139	50,721,225

Transocean, Ltd. (Switzerland) †	330,100	24,014,775

Weatherford International, Ltd. (Switzerland) †	322,295	6,955,126

		142,428,948
Food and staples retail (1.2%)
CVS Caremark Corp.	687,500	24,915,000

SUPERVALU, Inc. S	480,800	5,413,808

Wal-Mart Stores, Inc.	628,400	34,549,432

		64,878,240
Health-care equipment and supplies (2.5%)
Baxter International, Inc.	1,078,800	61,383,720

Boston Scientific Corp. † S	1,846,187	13,827,941

Covidien PLC (Ireland)	522,872	29,118,742

Medtronic, Inc.	727,500	30,373,125

		134,703,528
Health-care providers and services (2.7%)
Aetna, Inc.	1,155,900	47,831,142

AmerisourceBergen Corp.	258,300	10,497,312

CIGNA Corp.	786,500	36,831,795

Lincare Holdings, Inc. S	307,300	9,655,366

WellPoint, Inc.	529,400	40,652,626

		145,468,241
Hotels, restaurants, and leisure (0.6%)
McDonald’s Corp.	174,600	13,672,926

Wyndham Worldwide Corp.	584,880	20,242,697

		33,915,623
Household durables (0.6%)
D.R. Horton, Inc. S	797,200	9,917,168

Newell Rubbermaid, Inc.	867,100	16,526,926

Toll Brothers, Inc. †	377,600	7,933,376

		34,377,470
Household products (2.2%)
Colgate-Palmolive Co.	160,900	13,571,273

Energizer Holdings, Inc. † S	273,384	20,648,694

Kimberly-Clark Corp.	284,900	18,820,494

Procter & Gamble Co. (The)	993,200	64,458,680

		117,499,141
Independent power producers and energy traders (0.4%)
AES Corp. (The) †	1,612,500	21,349,500

		21,349,500
Industrial conglomerates (3.6%)
General Electric Co.	6,714,920	137,320,114

Tyco International, Ltd.	1,160,942	56,584,313

		193,904,427
Insurance (6.4%)
ACE, Ltd.	571,400	38,426,650

Aflac, Inc.	809,900	45,508,281

Allstate Corp. (The)	1,341,500	45,396,360

Assured Guaranty, Ltd. (Bermuda)	1,199,580	20,392,860

COMMON STOCKS (98.1%)* cont.	Shares	Value

Insurance cont.
Chubb Corp. (The)	551,375	$35,944,136

Everest Re Group, Ltd.	187,620	17,095,934

Hartford Financial Services Group, Inc. (The)	1,154,200	33,437,174

Marsh & McLennan Cos., Inc.	470,100	14,234,628

MetLife, Inc.	1,073,387	50,223,778

Prudential Financial, Inc.	283,800	17,998,596

Travelers Cos., Inc. (The)	182,500	11,548,600

XL Group PLC	572,400	13,978,008

		344,185,005
IT Services (0.9%)
Alliance Data Systems Corp. † S	126,600	12,027,000

IBM Corp.	131,400	22,414,212

Unisys Corp. †	476,512	14,142,876

		48,584,088
Leisure equipment and products (0.2%)
Hasbro, Inc.	287,200	13,452,448

		13,452,448
Machinery (2.6%)
Deere & Co.	168,700	16,448,250

Eaton Corp.	145,000	7,761,850

Illinois Tool Works, Inc.	350,400	20,466,864

Ingersoll-Rand PLC	835,200	42,177,600

Lonking Holdings, Ltd. (China)	7,626,000	5,626,631

Parker Hannifin Corp.	483,100	45,565,992

		138,047,187
Media (5.4%)
CBS Corp. Class B	425,100	10,721,022

Comcast Corp. Class A	2,675,300	70,199,872

DIRECTV Class A †	729,425	35,442,761

DISH Network Corp. Class A †	1,322,600	33,117,904

Interpublic Group of Companies, Inc. (The)	985,000	11,573,750

Time Warner Cable, Inc.	282,480	22,070,162

Time Warner, Inc.	1,304,200	49,377,012

Viacom, Inc. Class B	369,100	18,883,156

Walt Disney Co. (The) S	870,600	37,522,860

		288,908,499
Metals and mining (1.5%)
Alcoa, Inc. S	473,900	8,056,300

Freeport-McMoRan Copper & Gold, Inc. Class B	637,638	35,089,219

Newmont Mining Corp.	152,400	8,932,164

Nucor Corp. S	356,900	16,760,024

Steel Dynamics, Inc.	589,600	10,724,824

		79,562,531
Multi-utilities (1.1%)
Ameren Corp.	865,000	25,353,150

CMS Energy Corp.	403,800	7,995,240

PG&E Corp.	614,400	28,311,552

		61,659,942

COMMON STOCKS (98.1%)* cont.	Shares	Value

Multiline retail (0.4%)
Macy’s, Inc.	191,300	$4,573,983

Target Corp.	346,400	17,008,240

		21,582,223
Oil, gas, and consumable fuels (12.4%)
Apache Corp.	450,822	60,126,130

BP PLC ADR (United Kingdom)	426,299	19,669,436

Chevron Corp.	1,410,300	154,343,232

ConocoPhillips	469,500	37,057,635

CONSOL Energy, Inc.	368,600	19,937,574

Exxon Mobil Corp.	1,471,792	129,517,696

Nexen, Inc. (Canada)	666,000	17,602,380

Noble Energy, Inc.	390,500	37,593,435

Nordic American Tanker Shipping (Bermuda) S	179,100	4,115,718

Occidental Petroleum Corp.	794,414	90,793,576

Petroleo Brasileiro SA ADR (Brazil)	430,900	16,085,497

QEP Resources, Inc.	205,100	8,763,923

Royal Dutch Shell PLC ADR (United Kingdom) S	228,111	17,674,040

Sunoco, Inc.	502,900	21,453,714

Total SA ADR (France) S	416,100	26,726,103

		661,460,089
Paper and forest products (0.3%)
International Paper Co.	501,400	15,483,232

		15,483,232
Personal products (0.2%)
Avon Products, Inc. S	276,200	8,114,756

		8,114,756
Pharmaceuticals (6.1%)
Abbott Laboratories S	378,100	19,676,324

Johnson & Johnson	1,505,800	98,961,176

Merck & Co., Inc.	2,303,991	82,828,476

Pfizer, Inc.	5,985,245	125,450,735

Sanofi CVR (France) †	255,100	632,648

		327,549,359
Real estate investment trusts (REITs) (0.1%)
MFA Financial, Inc. R	949,800	7,579,404

		7,579,404
Road and rail (0.1%)
Hertz Global Holdings, Inc. † S	310,300	5,340,263

		5,340,263
Semiconductors and semiconductor equipment (2.6%)
First Solar, Inc. † S	84,200	11,751,794

Intel Corp.	1,138,000	26,390,220

KLA-Tencor Corp.	542,100	23,798,190

Lam Research Corp. †	351,400	16,976,134

Marvell Technology Group, Ltd. †	722,500	11,148,175

MEMC Electronic Materials, Inc. † S	968,600	11,458,538

Novellus Systems, Inc. †	511,300	16,412,730

Texas Instruments, Inc.	530,900	18,862,877

		136,798,658

COMMON STOCKS (98.1%)* cont.	Shares	Value

Software (1.6%)
CA, Inc.	1,083,400	$26,640,806

Microsoft Corp.	1,300,300	33,833,806

Oracle Corp.	727,900	26,240,795

		86,715,407
Specialty retail (1.9%)
Bed Bath & Beyond, Inc. †	229,200	12,862,704

Best Buy Co., Inc.	694,800	21,691,656

Lowe’s Cos., Inc.	1,403,900	36,852,375

Office Depot, Inc. †	3,082,700	13,286,437

OfficeMax, Inc. †	638,600	6,360,456

Staples, Inc.	509,100	10,762,374

		101,816,002
Textiles, apparel, and luxury goods (0.5%)
Hanesbrands, Inc. †	759,200	24,681,592

		24,681,592
Tobacco (1.1%)
Lorillard, Inc.	127,400	13,568,100

Philip Morris International, Inc.	657,400	45,649,856

		59,217,956
Wireless telecommunication services (0.4%)
Vodafone Group PLC ADR (United Kingdom)	748,800	21,805,056

		21,805,056

Total common stocks (cost $4,238,095,334)		$5,249,398,784

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$6,750,000	$12,634,650

Total convertible bonds and notes (cost $6,761,991)		$12,634,650

SHORT-TERM INVESTMENTS (5.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	200,432,437	$200,432,437

Putnam Money Market Liquidity Fund 0.08% [e]	94,600,263	94,600,263

Total short-term investments (cost $295,032,700)		$295,032,700

TOTAL INVESTMENTS

Total investments (cost $4,539,890,025)		$5,557,066,134

Key to holding’s abbreviations
ADR	American Depository Receipts
ADS	American Depository Shares
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $5,351,821,203.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Consumer discretionary	$552,184,215	$4,388,093	$—

	Consumer staples	276,895,196	—	—

	Energy	803,889,037	—	—

	Financials	1,170,844,484	5,123,491	—

	Health care	631,075,108	—	—

	Industrials	633,622,815	11,992,945	—

	Information technology	493,049,250	5,312,401	—

	Materials	211,673,737	—	—

	Telecommunication services	259,613,737	—	—

	Utilities	189,734,275	—	—

Total common stocks		5,222,581,854	26,816,930	—

Convertible bonds and notes		—	12,634,650	—

Short-term investments		94,600,263	200,432,437	—

Totals by level		$5,317,182,117	$239,884,017	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11 (Unaudited)

ASSETS

Investment in securities, at value, including $188,550,359 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,244,857,325)	$5,262,033,434
Affiliated issuers (identified cost $295,032,700) (Notes 1 and 5)	295,032,700

Cash	885,518

Dividends, interest and other receivables	8,465,909

Receivable for shares of the fund sold	623,708

Receivable for investments sold	100,726,870

Total assets	5,667,768,139

LIABILITIES

Payable for investments purchased	102,490,443

Payable for shares of the fund repurchased	6,173,371

Payable for compensation of Manager (Note 2)	2,071,984

Payable for investor servicing fees (Note 2)	1,253,332

Payable for custodian fees (Note 2)	36,010

Payable for Trustee compensation and expenses (Note 2)	1,678,625

Payable for administrative services (Note 2)	19,183

Payable for distribution fees (Note 2)	1,206,376

Collateral on securities loaned, at value (Note 1)	200,432,437

Other accrued expenses	585,175

Total liabilities	315,946,936

Net assets	$5,351,821,203

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,755,317,460

Undistributed net investment income (Note 1)	2,863,076

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(2,423,534,994)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	1,017,175,661

Total — Representing net assets applicable to capital shares outstanding	$5,351,821,203

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($5,066,423,625 divided by 345,221,873 shares)	$14.68

Offering price per class A share (100/94.25 of $14.68)*	$15.58

Net asset value and offering price per class B share ($149,045,454 divided by 10,343,593 shares)**	$14.41

Net asset value and offering price per class C share ($41,736,355 divided by 2,856,212 shares)**	$14.61

Net asset value and redemption price per class M share ($40,671,664 divided by 2,794,245 shares)	$14.56

Offering price per class M share (100/96.50 of $14.56)*	$15.09

Net asset value, offering price and redemption price per class R share
($4,066,746 divided by 278,596 shares)	$14.60

Net asset value, offering price and redemption price per class Y share
($49,877,359 divided by 3,390,924 shares)	$14.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $226,404)	$52,807,598

Interest (including interest income of $45,205 from
investments in affiliated issuers) (Note 5)	189,365

Securities lending (Note 1)	351,925

Total investment income	53,348,888

EXPENSES

Compensation of Manager (Note 2)	12,368,182

Investor servicing fees (Note 2)	8,245,329

Custodian fees (Note 2)	37,012

Trustee compensation and expenses (Note 2)	275,331

Administrative services (Note 2)	86,283

Distribution fees — Class A (Note 2)	6,074,317

Distribution fees — Class B (Note 2)	783,161

Distribution fees — Class C (Note 2)	198,234

Distribution fees — Class M (Note 2)	148,025

Distribution fees — Class R (Note 2)	9,492

Other	715,807

Total expenses	28,941,173

Expense reduction (Note 2)	(182,162)

Net expenses	28,759,011

Net investment income	24,589,877

Net realized gain on investments (Notes 1 and 3)	376,501,981

Net realized loss on foreign currency transactions (Note 1)	(4,939)

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(563)

Net unrealized appreciation of investments during the period	427,554,002

Net gain on investments	804,050,481

Net increase in net assets resulting from operations	$828,640,358

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/11*	Year ended 10/31/10

Operations:
Net investment income	$24,589,877	$48,549,048

Net realized gain on investments and foreign
currency transactions	376,497,042	598,501,821

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	427,553,439	6,057,130

Net increase in net assets resulting from operations	828,640,358	653,107,999

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(25,649,029)	(42,070,446)

Class B	(266,207)	(289,073)

Class C	(64,744)	(60,815)

Class M	(114,925)	(152,508)

Class R	(15,287)	(23,655)

Class Y	(411,195)	(883,336)

Redemption fees (Note 1)	—	1,794

Decrease from capital share transactions (Note 4)	(370,736,140)	(707,190,960)

Total increase (decrease) in net assets	431,382,831	(97,561,000)

NET ASSETS

Beginning of period	4,920,438,372	5,017,999,372

End of period (including undistributed net investment
income of $2,863,076 and $4,794,586, respectively)	$5,351,821,203	$4,920,438,372

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
April 30, 2011 **	$12.56	.07	2.12	2.19	(.07)	—	—	(.07)	—	—	$14.68	17.50 *	$5,066,424	.54*	.49*	21*
October 31, 2010	11.15	.12	1.40	1.52	(.11)	—	—	(.11)	— [e]	—	12.56	13.65	4,607,805	1.16	.99	48
October 31, 2009	10.09	.15	1.11 [h,i]	1.26	(.20)	—	— [e]	(.20)	— [e]	— [e,f]	11.15	12.99 [h,i]	4,631,517	1.21 [d]	1.52 [d]	57
October 31, 2008	20.26	.24	(7.27)	(7.03)	(.31)	(2.83)	—	(3.14)	— [e]	—	10.09	(40.22)	4,754,294	1.00 [d]	1.71 [d]	35
October 31, 2007	21.72	.23	1.09	1.32	(.20)	(2.58)	—	(2.78)	— [e]	—	20.26	6.47	10,937,114	.92 [d]	1.14 [d]	57
October 31, 2006	19.42	.25 [g]	2.69	2.94	(.24)	(.40)	—	(.64)	— [e]	—	21.72	15.46 [g]	11,854,129	.87 [d,g]	1.25 [d,g]	77

Class B
April 30, 2011 **	$12.34	.02	2.07	2.09	(.02)	—	—	(.02)	—	—	$14.41	16.97 *	$149,045	.91*	.12*	21*
October 31, 2010	10.95	.03	1.38	1.41	(.02)	—	—	(.02)	— [e]	—	12.34	12.85	159,231	1.91	.27	48
October 31, 2009	9.91	.08	1.09 [h,i]	1.17	(.13)	—	— [e]	(.13)	— [e]	— [e,f]	10.95	12.11 [h,i]	226,198	1.96 [d]	.85 [d]	57
October 31, 2008	19.94	.13	(7.14)	(7.01)	(.19)	(2.83)	—	(3.02)	— [e]	—	9.91	(40.68)	319,813	1.75 [d]	.96 [d]	35
October 31, 2007	21.40	.08	1.07	1.15	(.03)	(2.58)	—	(2.61)	— [e]	—	19.94	5.68	1,020,630	1.67 [d]	.40 [d]	57
October 31, 2006	19.13	.11 [g]	2.63	2.74	(.07)	(.40)	—	(.47)	— [e]	—	21.40	14.61 [g]	1,624,208	1.62 [d,g]	.56 [d,g]	77

Class C
April 30, 2011 **	$12.51	.02	2.10	2.12	(.02)	—	—	(.02)	—	—	$14.61	16.98 *	$41,736	.91*	.12*	21*
October 31, 2010	11.10	.03	1.40	1.43	(.02)	—	—	(.02)	— [e]	—	12.51	12.88	37,264	1.91	.24	48
October 31, 2009	10.05	.07	1.11 [h,i]	1.18	(.13)	—	— [e]	(.13)	— [e]	— [e,f]	11.10	12.07 [h,i]	37,309	1.96 [d]	.76 [d]	57
October 31, 2008	20.17	.13	(7.23)	(7.10)	(.19)	(2.83)	—	(3.02)	— [e]	—	10.05	(40.64)	36,166	1.75 [d]	.96 [d]	35
October 31, 2007	21.63	.08	1.08	1.16	(.04)	(2.58)	—	(2.62)	— [e]	—	20.17	5.66	85,618	1.67 [d]	.39 [d]	57
October 31, 2006	19.34	.10 [g]	2.67	2.77	(.08)	(.40)	—	(.48)	— [e]	—	21.63	14.60 [g]	94,553	1.62 [d,g]	.51 [d,g]	77

Class M
April 30, 2011 **	$12.46	.03	2.11	2.14	(.04)	—	—	(.04)	—	—	$14.56	17.19 *	$40,672	.79*	.24*	21*
October 31, 2010	11.06	.06	1.39	1.45	(.05)	—	—	(.05)	— [e]	—	12.46	13.09	38,209	1.66	.49	48
October 31, 2009	10.01	.10	1.10 [h,i]	1.20	(.15)	—	— [e]	(.15)	— [e]	— [e,f]	11.06	12.40 [h,i]	39,681	1.71 [d]	1.00 [d]	57
October 31, 2008	20.11	.17	(7.21)	(7.04)	(.23)	(2.83)	—	(3.06)	— [e]	—	10.01	(40.50)	36,633	1.50 [d]	1.21 [d]	35
October 31, 2007	21.57	.13	1.08	1.21	(.09)	(2.58)	—	(2.67)	— [e]	—	20.11	5.95	92,307	1.42 [d]	.64 [d]	57
October 31, 2006	19.29	.16 [g]	2.65	2.81	(.13)	(.40)	—	(.53)	— [e]	—	21.57	14.86 [g]	108,911	1.37 [d,g]	.77 [d,g]	77

Class R
April 30, 2011 **	$12.50	.05	2.11	2.16	(.06)	—	—	(.06)	—	—	$14.60	17.28 *	$4,067	.67*	.36*	21*
October 31, 2010	11.09	.09	1.40	1.49	(.08)	—	—	(.08)	— [e]	—	12.50	13.45	3,554	1.41	.74	48
October 31, 2009	10.04	.12	1.11 [h,i]	1.23	(.18)	—	— [e]	(.18)	— [e]	— [e,f]	11.09	12.69 [h,i]	3,579	1.46 [d]	1.21 [d]	57
October 31, 2008	20.19	.20	(7.24)	(7.04)	(.28)	(2.83)	—	(3.11)	— [e]	—	10.04	(40.38)	2,905	1.25 [d]	1.44 [d]	35
October 31, 2007	21.65	.18	1.09	1.27	(.15)	(2.58)	—	(2.73)	— [e]	—	20.19	6.23	1,717	1.17 [d]	.87 [d]	57
October 31, 2006	19.36	.19 [g]	2.69	2.88	(.19)	(.40)	—	(.59)	— [e]	—	21.65	15.20 [g]	1,278	1.12 [d,g]	.93 [d,g]	77

Class Y
April 30, 2011 **	$12.59	.09	2.12	2.21	(.09)	—	—	(.09)	—	—	$14.71	17.60 *	$49,877	.42*	.65*	21*
October 31, 2010	11.17	.15	1.41	1.56	(.14)	—	—	(.14)	— [e]	—	12.59	13.99	74,376.91		1.24	48
October 31, 2009	10.12	.20	1.08 [h,i]	1.28	(.23)	—	— [e]	(.23)	— [e]	— [e,f]	11.17	13.15 [h,i]	79,716	.96 [d]	2.37 [d]	57
October 31, 2008	20.31	.27	(7.28)	(7.01)	(.35)	(2.83)	—	(3.18)	— [e]	—	10.12	(40.06)	654,582	.75 [d]	1.96 [d]	35
October 31, 2007	21.76	.29	1.09	1.38	(.25)	(2.58)	—	(2.83)	— [e]	—	20.31	6.78	1,185,123	.67 [d]	1.39 [d]	57
October 31, 2006	19.46	.31 [g]	2.68	2.99	(.29)	(.40)	—	(.69)	— [e]	—	21.76	15.72 [g]	1,318,906	.62 [d,g]	1.51 [d,g]	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.02%

October 31, 2008	<0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.51% for the year ended October 31, 2009.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.07 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 0.71% for the year ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11 (Unaudited)

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income, or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all  investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $196,681,456. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $200,432,437.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $2,668,905,732 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$71,155,455	October 31, 2015

1,133,138,529	October 31, 2016

1,464,611,748	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,671,016,329, resulting in gross unrealized appreciation and depreciation of $999,760,392 and $113,710,587, respectively, or net unrealized appreciation of $886,049,805.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

33

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630% of the first $5 billion, 0.580% of the next $5 billion, 0.530% of the next $10 billion, 0.480% of the next $10 billion, 0.430% of the next $50 billion, 0.410% of the next $50 billion, 0.400% of the next $100 billion, and 0.395% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10,930 under the expense offset arrangements and by $171,232 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,953, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $121,625 and $657 from the sale of class A and class M shares, respectively, and received $69,482 and $606 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,084,838,253 and $1,441,281,473, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	5,247,531	$72,651,775	16,043,634	$190,061,320

Shares issued in connection with
reinvestment of distributions	1,691,265	22,969,064	3,192,597	38,269,626

	6,938,796	95,620,839	19,236,231	228,330,946

Shares repurchased	(28,513,110)	(391,935,575)	(67,964,161)	(817,443,621)

Net decrease	(21,574,314)	$(296,314,736)	(48,727,930)	$(589,112,675)

	Six months ended 4/30/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	373,574	$5,044,535	1,001,668	$11,869,170

Shares issued in connection with
reinvestment of distributions	19,438	255,477	23,574	279,503

	393,012	5,300,012	1,025,242	12,148,673

Shares repurchased	(2,957,736)	(40,269,435)	(8,783,016)	(104,417,795)

Net decrease	(2,564,724)	$(34,969,423)	(7,757,774)	$(92,269,122)

	Six months ended 4/30/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	160,058	$2,198,517	302,765	$3,624,546

Shares issued in connection with
reinvestment of distributions	4,477	59,714	4,579	55,185

	164,535	2,258,231	307,344	3,679,731

Shares repurchased	(287,173)	(3,939,433)	(689,247)	(8,250,809)

Net decrease	(122,638)	$(1,681,202)	(381,903)	$(4,571,078)

	Six months ended 4/30/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	51,920	$708,355	106,444	$1,275,701

Shares issued in connection with
reinvestment of distributions	8,132	108,992	12,091	144,349

	60,052	817,347	118,535	1,420,050

Shares repurchased	(332,190)	(4,513,307)	(641,316)	(7,631,163)

Net decrease	(272,138)	$(3,695,960)	(522,781)	$(6,211,113)

	Six months ended 4/30/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	23,579	$320,776	58,762	$702,138

Shares issued in connection with
reinvestment of distributions	1,134	15,282	1,980	23,655

	24,713	336,058	60,742	725,793

Shares repurchased	(30,553)	(411,129)	(99,099)	(1,185,068)

Net decrease	(5,840)	$(75,071)	(38,357)	$(459,275)

	Six months ended 4/30/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	608,848	$8,472,720	791,780	$9,595,161

Shares issued in connection with
reinvestment of distributions	29,438	398,043	72,036	864,547

	638,286	8,870,763	863,816	10,459,708

Shares repurchased	(3,154,538)	(42,870,511)	(2,093,111)	(25,027,405)

Net decrease	(2,516,252)	$(33,999,748)	(1,229,295)	$(14,567,697)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $45,205 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $478,007,411 and $446,824,788, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive Officer,	Vice President, Clerk and
One Post Office Square	Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank and	Vice President and	Treasurer and Assistant Clerk
Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President,	Assistant Treasurer and
	Assistant Treasurer and	Proxy Manager
Trustees	Principal Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA022
267776 6/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011